Exhibit 10.60

Guarantee Agreement between Ruixing Group and Bank of East Asia Qingdao Branch, dated on

September 6, 2011 for up to RMB 12 million Credit Limit

Main Contents

•	Contract No.: QDAD11049-03

•	Guarantor: Ruixing Group

•	Guarantee: Bank of East Asia Qingdao Branch

•

As guarantor, Ruixing Group undertakes to assume joint and several liabilities for Shandong Xiangrui Pharmacy Co., Ltd.’s indebtedness towards Bank of East Asia Qingdao Branch under a Credit Agreement with Contract No.: QDAD11049

•	Maximum Liability Amount: RMB 12 million

•	Secured Items: The loan principal, interest, penalty interest, damages, compensation and all the expenses incurred for Bank of East Asia to realize its creditor’s right under this Loan Agreement;

•	Liabilities of Breach of Contract: Guarantor shall compensate Guarantee any loss suffered from Shandong Xiangrui Pharmacy Co., Ltd.’s breach of contract.

•	Guaranty period: Three years

Headlines of the articles omitted

•	Guaranty period

•	Commitment of guarantor

•	Assumption of guarantor’s responsibility

•	Dispute settlement

•	Miscellaneous

•	Effectiveness

•	Validity

•	Attention